UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2012 (August 22, 2012)

ASTRA VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-173949	99-0361962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10/F, Building B, No. 329 Tianyaoqiao Road Xuhui District, Shanghai, P.R. China	N/A
(Address of principal executive offices)	(Zip Code)

011-8621-3363-3050 ext. 763 Registrant’s telephone number, including area code:

3090 Gordonvale Street Thunder Bay, Ontario P7K 1B8, Canada
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

On August 22, 2012, Formula One Investments Limited, a British Virgin Islands company (“Formula One”) acquired in private stock sale transactions an aggregate 4,200,000 shares (the “Shares”) of the common stock (the “Common Stock”) of Astra Ventures, Inc. (the “Company”).  Pursuant to a Securities Purchase Agreement dated August 22, 2012 that Formula One entered into with Sieg Badke (the “Purchase Agreement”), who prior to the Closing Date was the majority shareholder and the sole director and executive officer of the Company, Formula One acquired 4,000,000 shares of the Company’s Common Stock from Mr. Badke.  Formula One also entered into a separate Stock Purchase Agreement dated August 22, 2012 with other Company shareholders through which it acquired an additional 200,000 shares of the Company’s Common Stock.  In consideration of the purchase of the Shares, Formula One paid an aggregate amount of $269,000.  Following the closing of both private stock sale transactions and the change in control, Formula One owned an aggregate 4,200,000 shares of the Company’s Common Stock, representing 60.87% of the issued and outstanding the Company’s Common Stock as of August 22, 2012 (the “Closing Date”).   The source of the consideration for both stock purchase transactions were existing funds of the purchaser.

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In accordance with the Purchase Agreement, effective upon the Closing Date: (a) Sieg Badke resigned as the Company’s sole director, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Vice President; (b) Jesse Hahn resigned as the Company’s Secretary; (c) Mao Zhao, was appointed as the Chief Executive Officer and Director to serve until her successor has been duly appointed or qualified or his earlier death, resignation or removal; (d) Chau To Chan was appointed as President and Chairman of the Board of Directors to serve until his successor has been duly appointed or qualified or his earlier death, resignation or removal; (e) Qinzhen Li was appointed as Chief Financial Officer, Treasurer and Secretary of the Company to serve until her successor has been duly appointed or qualified or his earlier death, resignation or removal; and (f) Yong Li was appointed as a director to serve until his successor has been duly appointed or qualified or his earlier death, resignation or removal.

Background of Directors and Officers:

Mao Zhao (age 42) was appointed as our Chief Executive Officer and as a Company director as of the Closing Date.  Ms. Zhao currently serves as the vice general manager of investment center of China CEFC Energy Company Limited (“CEFC”).  Prior to joining CEFC, Ms. Zhao was the Country Manager (China, South Africa & Japan) & Project Manager, Information & Communication Technology in International Operations at Fiat Group Automobiles S.p.A. from February 2008 to May 2012.  From January 1999 to December 2005, Ms. Zhao served as IT manager at Quicklogic Corporation, a semiconductor company based in Sunnyvale, California, which specialized in low power customizable semiconductor solutions for mobile products.  Her prior work experience also includes leading a special project in 2007 on market and investment research of the Chinese shipbuilding industry and evaluation of potential partnerships with influential Chinese shipbuilding companies, as part of the Corporate Strategy team at Fincantieri, a leading Italian shipbuilding company.  Ms. Zhao holds a Bachelor of Science degree in Management Information Systems from San Jose State University, San Jose, California and a Master’s degree in Business Administration with emphasis in Corporate Strategy from SDA Bocconi, School of Management, Milan, Italy.

Chau To Chan (age 37) was appointed as our President and Chairman of the board of directors as of the Closing Date.  Mr. Chan is currently the Chief Executive Officer of China CEFC Energy Company Limited and he is also the Director of Formula One Investments Limited.  Mr. Chan received his bachelor’s degree in international accounting from the Finance and Economics College of Jimei University, Xiamen, Fujian Province, P.R. China.  Mr. Chan has been working as Chief Executive Officer in China CEFC Energy Company Limited since 2006.

Qinzhen Li (age 37) was appointed as our Chief Financial Officer, Treasurer and Secretary as of the Closing Date.  Ms. Li is currently an operations analyst for SEI Investments Co., a leading global provider of outsourced asset management, investment processing, and investment operations solutions.  Ms. Li’s prior work experience includes serving as the Office Director for the administration office of Shanghai Shenqing Industrial Co., Ltd. from December 2005 through February 2007.  Ms. Li has also previously served as an accountant for the Administration Office for the People’s Congress in Rudong, Jiangsu Province, P.R. China from 1998 to 2003.  Ms. Li graduated from Temple University’s Fox School of Business with a bachelor’s degree in business administration in January 2012.  She also graduated with a Master’s degree in Business and Administration from the University of International Business & Economics in Beijing, P.R. China in May 2006.  Ms. Li also received a degree in Economics from Jiangsu Youth Management College, Nanjing, P.R. China in July 1998.

Yong Li (age 35) was appointed as a Company director as of the Closing Date. Mr. Li currently serves as General Manager, Investment Decision Committee of China CEFC Energy Company Limited. Mr. Li has extensive experience in finance, investment banking and investment administration.  He was previously the Director of the Financing Department of Shanghai Qijun Investment and Development Co., Ltd. from June 2007 to September 2010.  From February 2007 to May 2007, he served as the Assistant General Manager performing investment administration and finance duties for the Gammastar Medical Group in Shanghai, P.R. China.  From May 2005 to January 2007, Mr. Li was the Senior Financing Manager in the Customer Financing Department of Huawei Technologies Co., Ltd., a leader in providing next generation telecommunications networks.  He also performed investment banking duties as the Senior Investment Manager for Shanghai Broadresources Investment Co., Ltd. from August 2004 to April 2005, and as Investment Manager for Shanghai Fudan Ystone Venture Capital Management from November 2002 to July 2004.  Mr. Li graduated from the City University London in the United Kingdom with a Master of Science degree in Insurance and Risk Management in 2002.  In 2000, Mr. Li received his Bachelor’s degree in English for Finance and Investment from the University of Shanghai for Science and Technology (joint program with Queen’s College, City University of New York).  Mr. Li is the brother of Ms. Qinzhen Li, the Company’s Chief Financial Officer, Treasurer and Secretary.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA VENTURES, INC.

Dated: August 28, 2012

By: /s/ Mao Zhao
Mao Zhao,
Chief Executive Officer

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